Exhibit 10.4

SENIOR SUBORDINATED CONVERTIBLE DEBENTURE
SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT.
To:	OMNICITY CORP. ("Omnicity" or the "Corporation") (Incorporated under the laws of Nevada) P.O. Box 8, 807 South State Road 3, Rushville, Indiana, U.S.A., 46173

Re:      Purchase of a Senior Subordinated Convertible Debenture (the "Debenture") and
            Common Stock Purchase Warrants (each a "Warrant")

Reference date:         December 24, 2009.

            Instructions to complete this Subscription Agreement:

  Each investor must complete page 2, including stating the principal amount ("Principal") of the Debenture to be purchased, and the name and address of the Investor, and sign in the space provide on page 2.

  Each Investor should also include registration or delivery instructions for the purchased Debenture certificate on page 2 (if different from the name and address supplied under #1).

  Each Investor must complete Schedule A, under which the Investor represents that the Investor is either an "Accredited Investor", will invest a minimum of C$150,000 or will have available another applicable exemption from prospectus requirements as described therein.

  If the interested investor is a U.S. Person (generally, an individual or an entity who is a citizen of or is domiciled in the United States), he/she/it must be an "accredited investor" as defined on page 4, and must also complete and sign Schedule B ("Certificate of U.S. Person").

            All monetary amounts herein are stated in U.S. dollars. Subscription funds may be paid by delivery to the Corporation of a certified cheque, bank draft or wire transfer.

__________

SUBSCRIPTION BY THE INVESTOR:

Richard H. Reahard __________________________________________ (Name of Investor - please print)	Total Principal Amount Subscribed: $1,500,000 Payable: 100% balance on execution.

"Richard H. Reahard"
(Signature of Investor)
n/a
(Official Capacity or Title of Signatory, if Investor is not an individual - please print)
n/a
(Please print name of individual whose signature appears above if different than the name of the Investor printed above.)
1813 Braeburn Drive
(Investor's Address)
Carmel, Indiana, USA 46032
__________________________________________
(Investor's Telephone Number)
__________________________________________
(Investor's Fax Number)

__________________________________________
(Investor's E-Mail Address)

If the Investor is signing as agent for a principal and is not a trust company or a portfolio manager, in either case, purchasing as trustee or agent for accounts fully managed by it, complete the following and ensure that Schedules A and B are completed on behalf of such principal:
n/a
(Name of Principal)
n/a
(Principal's Address)
__________________________________________

REGISTER the Debenture and Warrants as set forth below Richard H. Reahard Name n/a Account reference, if applicable n/a Address __________________________________________

DELIVER the Debenture and Warrants as set forth below:
Richard H. Reahard
Name
n/a
Account reference, if applicable
__________________________________________
Contact Name
__________________________________________
Address
__________________________________________
__________________________________________
Telephone Number

ACCEPTANCE BY THE CORPORATION:

            The Corporation hereby accepts the above subscription for a Debenture and the related common stock purchase warrants, this 24th day of December, 2009.

OMNICITY CORP.

Per:     "Don Prest"
                Authorized Signatory

__________

PURCHASE TERMS AND CONDITIONS

1.        Definitions

(a)        "Accredited Investor" means generally a high net worth or high income person, specifically defined as:

(i)        an Investor who is an accredited investor as defined in Section 1.1 of National Instrument 45-106 entitled "Prospectus and Registration Exemptions", and set out in "Category 2: Accredited Investor"- Confirmation of Eligibility/Accredited Investor Certificate"( see Schedule A); or

(ii)       a U.S. Person who is an accredited investor as defined in Rule 501(a) of Regulation D (see Schedule B);

(b)        "Applicable Securities Laws" means the securities legislation having application and the rules, policies, notices and orders issued by applicable securities regulatory authorities having application over this Offering and the Corporation in Canada, under the U.S. Securities Act and under applicable state securities laws;

(c)        "Closing" means acceptance by the Corporation of a the Investor's subscription pursuant to this form of Subscription Agreement;

(d)        "Closing Date" means the date on which the Closing shall occur and which are to be determined in the Corporation's discretion;

(e)        "Common Shares" means shares of common stock in the capital of the Corporation to be issued to the Investor on exercise of the holder's conversion election, if any;

(f)        "Conversion Date" has the meaning assigned in the Debenture;

(g)        "Conversion Price" has the meaning assigned in the Debenture;

(h)        "Conversion Right" means the Investor's right to convert the Principal plus Interest into Common Shares in accordance with the terms, and subject to the conditions of, the Debenture;

(i)        "Corporation" means Omnicity Corp., a Nevada corporation;

(j)        "Debenture" means the form of senior subordinated convertible debenture of the Corporation to be issued to the Investor, the form of which is attached in the form of Schedule "C". If there is any conflict between this Subscription Agreement, excluding Schedule C, and the terms of the Debenture, the terms of the Debenture shall prevail;

(k)        "Exemptions" means the exemptions from the registration and prospectus or equivalent requirements under Applicable Securities Laws in Canada and the United States as described in section 8 hereof and in Schedules A and B;

(l)        "Investor" means the person or persons named as Investor on the face page of this Subscription Agreement and if more than one person is so named, means all of them as joint tenants;

(m)        "Interest" means the interest payable by the Corporation under the Debenture;

(n)        "material change" means any change in the business, operations, assets, liabilities, ownership or capital of the Corporation and its subsidiary considered on a consolidated basis that would reasonably be expected to have a significant effect on the market price or value of the Corporation's securities;

(o)        "material fact" means any fact that significantly affects or would reasonably be expected to have a significant effect on the market price or value of the Corporation's securities;

(p)        "NI 45-106" means Canadian National Instrument 45-106 - Prospectus and Registration Exemptions, one of the Applicable Securities Laws;

(q)        "Offering" means the offering of Debentures on the terms set forth in this Subscription Agreement. For avoidance of doubt, there is no minimum or maximum Offering size;

(r)        "Public Record" means information in the Disclosure Documents which has been publicly filed by the Corporation with the United States Securities and Exchange Commission on EDGAR under Applicable Securities Laws;

(s)        "Principal Amount" means the amount of Debenture subscribed for and actually funded as evidenced by the face page of the Debenture issued to the Investor;

(t)        "Regulation D" means Regulation D under the U.S. Securities Act;

(u)        "Regulation S" means Regulation S under the U.S. Securities Act;

(v)        "Schedules" means the schedules attached hereto comprising:

(i)        A        Form of Debenture;

(ii)       B        Accredited Investor Certificate- Canada; AND

(iii)      C        Accredited Investor Certificate- US Person;

(w)        "Securities" includes the Debentures, the Common Shares, the Warrants and Warrant Shares, as the context requires;

(x)        "U.S. Securities Act" means the Securities Act of 1933, as amended, of the United States of America;

(y)        "Subscription Agreement" means this subscription agreement between the Investor and the Corporation, including the attached Schedules incorporated by reference, and as it may be amended or supplemented from time to time in accordance with the terms hereof;

(z)        "U.S. Person" means a U.S. Person as defined in Regulation S;

(aa)      "U.S. Subscriber" means an Investor who: (i) is in the United States, (ii) is a U.S. Person, (iii) is purchasing Securities on behalf of any person in the United States or any U.S. Person, (iv) receives or received an offer for the Securities while in the United States, or (v) is in the United States at the time the buy order is made or the Subscription Agreement is executed;

(bb)      "Warrants" has the meaning assigned in section 2.1; and

(cc)      "Warrant Shares" means shares of common stock in the capital of the Corporation to be issued upon exercise of the Warrants.

2.        Prospectus and Registration Exempt Subscription Commitment

2.1        The Investor hereby subscribes for and agrees to purchase from the Corporation, subject to the terms and conditions set forth herein, a Debenture in the Principal Amount set out on the page 2 of this Subscription Agreement, and the related transferable common stock purchase warrants (the "Warrants"). Subject to the terms hereof, this Subscription will be deemed to have been made and be effective only upon its acceptance by the Corporation.

3.        Description of Debentures and Warrants

3.1        The Debenture(s) will be issued in the form attached as Schedule "C". The Debenture(s) may be converted into Common Shares in accordance with the terms, and subject to the conditions, of the Debenture(s).

3.2        Upon Closing, the Investor will receive for each Debenture purchased that number of Warrants as shall be determined by dividing the Principal Amount of the Debenture by $0.60; provided, however, that the Corporation shall not be required to issue fractional Warrants, and if any fractional interest in Warrants would, except for the provisions of this subsection 3.2, be issuable to the Investor under this Subscription Agreement, the number of Warrants issued upon such conversion shall be rounded down to the next whole number of Warrants and the Corporation shall not be required to make any payment in lieu of delivering any certificates of such fractional interest. Each Warrant will entitle the holder thereof to purchase one common share (each a "Warrant Share") in the capital of the Corporation at an exercise price of $1.00 per Warrant Share for a period of five years from Closing.

3.3        The Common Shares and the Warrant Shares will carry piggy-back registration rights as set forth in the Debenture and in the Warrant certificate representing the Warrants.

3.4        The Warrants shall be exercisable on a cashless basis as set forth in the Warrant Certificate representing the Warrants.

4.        Subscription Matters

4.1        The Offering is being made subject to and pursuant to the requirements of Exemptions. The Investor acknowledges that the Corporation will rely on the representations and warranties of the Investor contained in this Subscription Agreement and the Schedules to determine the applicability of available Exemptions.

4.2        The Offering is not a public offering of the Securities. The Offering is not being made, and this Agreement does not constitute, an offer to sell or the solicitation of an offer to buy the Securities, in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation.

4.3        In order to demonstrate the applicability of an Exemption, the Investor must complete and sign this Subscription Agreement on page 2, as well as Schedule "A" and Schedule "B". Please see subscription instructions on page 1. The Investor must fax or deliver the executed agreement with the appropriate schedule to the Corporation at the contact details on page 1 with a certified cheque, money order or bank draft made payable to the Corporation in the amount of the applicable subscription referred to on Page 2. Alternatively, payment may be made by wire transfer in accordance with written bank wiring instructions that may be provided by the Corporation to the Investor at the Investor's request.

4.4        Subscriptions will only be accepted if the Corporation is satisfied that the Offering can lawfully be made in the jurisdiction of residence of the Investor pursuant to an available Exemption and that all Applicable Securities Laws have been and will be complied with in connection with the proposed sale of Debentures and Warrants.

4.5        The Corporation reserves the right to accept or reject any subscription in whole or in part. The Corporation will have no liability whatsoever to any Investor in the event of such rejection other than to promptly return the Investor's funds or portion thereof which was not accepted.

5.        Closing

5.1        Closing will occur on or about December 24, 2009, or upon a date determined by the Corporation and delivery against payment for the Debenture(s) and Warrants

6.        Investor's Acknowledgements - Regarding Risk, Restrictions, Independent Advice

6.1        The Investor represents and warrants and acknowledges and agrees with (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Investor is contracting hereunder) the Corporation that:

(a)        its decision to execute this Subscription Agreement and to purchase the Debenture(s) and the Warrants has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Corporation except as set out in the Public Record, and that its decision is based entirely upon its review of information about the Corporation in the Public Record;

(b)        no prospectus or registration statement has been filed by the Corporation with any securities commission or similar authority in Canada, the United States or elsewhere, in connection with the issuance of the Securities, and the issuance and the sale of the Securities is subject to such sale being exempt from the prospectus/registration requirements under Applicable Securities Laws and accordingly:

(i)        the Investor is restricted from using certain of the civil remedies available under such legislation;

(ii)       the Investor will not receive information that might otherwise be required to be provided to it under legislation which requires a prospectus or registration statement; and

(iii)      the Corporation is relieved from certain obligations that would otherwise apply under such legislation;

(c)        the Investor (or others for whom the Investor is contracting hereunder) has been advised to consult its own legal advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it (or others for whom it is contracting hereunder) is solely responsible (and the Corporation is in no way responsible) for compliance with applicable resale restrictions;

(d)        to the knowledge of the Investor, the offer and sale of the Securities was not accompanied by any advertisement and the Investor acknowledges that no offering memorandum is being supplied to the Investor in connection with this Offering;

(e)        the offer made by this Subscription is irrevocable (subject to the right of the Corporation to terminate this Subscription) pending acceptance or rejection by the Corporation;

(f)        the Securities are speculative investments which involve a substantial degree of risk.

(g)        the Investor is sufficiently sophisticated in financial investments, has had access to and has received all such information concerning the Corporation that the Investor has considered necessary in connection with the Investor's investment decision and the Investor will not receive an offering memorandum or similar disclosure document;

(h)        the Investor's subscription proceeds will be available to the Corporation on receipt and this subscription is not conditional on any other subscription completing;

(i)        no agency, governmental authority, regulatory body, or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Securities; and

(j)        the Investor will rely only on the representations and warranties made herein and the Corporation's Public Record and no information about the Corporation has been requested by the Investor that has not been provided by the Corporation.

7.        Investor's Status Allows Reliance on Prospectus Exemptions

7.1        The Investor, by its execution of this Subscription Agreement, hereby further represents to, and covenants with, the Corporation that, unless Investor is purchasing under subparagraph 7.1(c), it is either purchasing the Debenture as principal for its own account or is a trust corporation (as defined in NI 45-106), it is purchasing such Debenture for investment only and not for the benefit of any other person and not with a view to the immediate resale or distribution of all or any of the Debenture, it is resident in the jurisdiction set out as the "Investor's Address" on the face page hereof and it fully complies with one or more of the criteria set forth below:

(a)        it is an "accredited investor", as such term is defined in NI 45-106 has concurrently executed and delivered a Representation Letter in the form attached as Schedule A to this Subscription Agreement and has initialled the Appendix thereto indicating that the Investor satisfies one of the categories of "accredited investor" set forth in such definition; or

(b)        it has an aggregate acquisition cost of the Debenture(s) and Warrants purchased by it of not less than C$150,000, and it is not a company established solely to acquire the Debenture(s) and Warrants, or, if it was solely established to acquire the Debenture(s) and Warrants, each shareholder of the company is an individual who has contributed at least C$150,000 for the purpose of the investment by the company in the Debenture(s) and Warrants, and each such person is acting for his or her account, and has concurrently executed and delivered the form attached as Schedule A to this Subscription Agreement; or

(c)        if it is not purchasing as principal, it is duly authorized to enter into this Subscription Agreement and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, each of whom is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Debenture, it acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities, the identity of each beneficial purchaser of Shares for whom it may be acting, it and each beneficial purchaser is resident in the jurisdiction set out as the "Investor's Address" and it is acting as agent for one or more disclosed principals, each of which principals is purchasing as a principal for its own account for investment only and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Shares and each of which principals complies with one or more of the criteria set forth in subparagraphs Section 7.1(a), or (b) as applicable.

7.2        Additional U.S. Compliance Matters

If the Investor is a U.S. Subscriber then:

(a)        the Investor has executed and delivered to the Corporation herewith the certifications set forth in the certificate of U.S. Person attached hereto as Schedule B, and the Investor represents and warrants that the information on Schedule B is correct;

(b)        the Investor acknowledges that the Securities have not been registered under the U.S. Securities Act, and may not be offered or sold in the United States or to a U.S. Person unless an exemption from such registration requirements is available; and

(c)        the Investor understands that the Corporation has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities.

7.3        Other Representations of Investors

General Representations of Investors

(a)        the Investor has no knowledge of a "material fact" or "material change", as those terms are defined in Applicable Securities Laws, in respect of the affairs of the Corporation that has not been generally disclosed to the public;

(b)        the Investor (and, if applicable, any beneficial purchaser for whom it is acting) is resident in the jurisdiction set out on the first page of this Subscription Agreement;

(c)        the Investor has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto and, if the Investor is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution of this Subscription Agreement on behalf of the Investor;

(d)        the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Investor or of any agreement, written or oral, to which the Investor may be a party or by which the Investor is or may be bound;

(e)        the Investor has duly and validly authorized, executed and delivered this Subscription Agreement and understands it is intended to constitute a valid and binding agreement of the Investor enforceable against the Investor;

(f)        in connection with the Investor's investment in the Debenture(s) and the Warrants, the Investor has not relied upon the Corporation for investment, legal or tax advice, and has, in all cases sought the advice of the Investor's own personal investment advisor, legal counsel and tax advisers or has waived its rights to and the Investor is either experienced in or knowledgeable with regard to the affairs of the Corporation, or either alone or with its professional advisors is capable, by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Debenture and is able to bear the economic risk of the investment and it can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment in the Debenture;

(g)        The Investor confirms that he/she/it is able (i) to bear the economic risk of this investment, and (ii) to hold the Securities for an indefinite period of time. The Investor has sufficient liquid assets so that the illiquidity associated with an investment in the Securities will not cause any undue financial difficulties or affect the undersigned's ability to provide for his/her/its current needs and possible financial contingencies, that his/her/its commitment to all speculative investments is reasonable in relation to his/her/its net worth and annual income, and the investment in the Company will not cause such overall commitment to become excessive.

(h)        no person has made to the Investor any written or oral representations:

(i)        that any person will resell or repurchase any of the Securities;

(ii)       that any person will refund the purchase price for any Securities;

(iii)      as to the future price or value of the Securities; or

(iv)       that any Common Shares which are issued on conversion of the Debenture, or any Warrants Shares will be listed and posted for trading on any stock exchange or that application has been made to list the any shares of the Corporation on any stock exchange;

Compliance with Resale Laws

(i)        the Investor will comply with Applicable Securities Laws concerning the resale of the Securities and all related restrictions (and the Corporation is in any way responsible for such compliance) and shall speak consult with its own legal advisors with respect to such compliance; the Securities are being acquired by the Corporation solely for his/her own personal account, for investment purposes only, and not with a view to, or in connection with, any resale or distribution thereof. The Investor has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Securities for which he/she hereby subscribes, or any part thereof, or any interest therein or any rights thereto. The Investor has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(j)        The Investor represents, warrants and agrees that he/she will not sell or otherwise transfer the Securities without registration under the U.S. Securities Act or in reliance upon an exemption therefrom, and fully understands and agrees that he or she must bear the economic risk of its purchase for an indefinite period of time because, among other reasons, the Securities have not been registered under the U.S. Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the U.S. Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. The Investor also understands that the Corporation is under no obligation to register the Securities on the Investor's behalf or to assist him or her in complying with any exemption from registration under the U.S. Securities Act. The Investor consents to the placement of a restrictive legend on the certificate(s) for the Securities as required by applicable securities laws; and

Own Expense

(k)        the Investor acknowledges and agrees that all costs and expenses incurred by the Investor (including any fees and disbursements of any special counsel or other advisors retained by the Investor) relating to the purchase of the Debenture shall be borne by the Investor;

8.        The Corporation's Representations

8.1        The Corporation represents and warrants to the Investor that, as of the date of this Subscription Agreement and at Closing hereunder:

(a)        the Corporation's Public Record is correct in all material respects and does not omit any material information about the Corporation needed to make the filed information not misleading;

(b)        the Corporation is duly incorporated and in good standing under the laws of the State of Nevada;

(c)        the Corporation has complied, or will comply, with all Applicable Securities Laws and all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Securities, and in connection therewith has not engaged in any "direct selling efforts," as such term is defined in Regulation S, or any "general solicitation or general advertising" as described in Regulation D;

(d)        the Corporation is the beneficial owner of the business and assets or the interests in the business or assets referred to in its Public Record and except as disclosed therein, all agreements by which the Corporation holds an interest in a technology, business or asset are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

(e)        the creation, issuance and sale of the Securities by the Corporation does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Corporation is a party;

(f)        the Securities will, at the time of issue, be duly allotted, validly issued, fully paid and non-assessable and will be free of all liens, charges and encumbrances and the Corporation will reserve sufficient shares in the treasury of the Corporation to enable it to issue any Common Shares and any Warrant Shares which become issuable under the Debenture(s) and the Warrants, as the case may be;

(g)        there shall not be any consents, approvals, authorizations, orders or agreements of any stock exchanges, securities commissions or similar authorities, governmental agencies or regulators, courts or any other persons which may be required for the issuance of the Securities not obtained and not in effect on the Closing;

(h)        this Subscription when accepted has been duly authorized by all necessary corporate action on the part of the Corporation and, subject to acceptance by the Corporation, constitutes a valid obligation of the Corporation legally binding upon it and enforceable in accordance with its terms;

(i)        the Corporation is not a party to any material legal actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Corporation's knowledge no such actions, suits or proceedings have been threatened as at the date hereof, except as disclosed in the Public Record;

(j)        no order ceasing or suspending trading in the Securities of the Corporation nor prohibiting sale of its Securities has been issued to the Corporation or its directors, officers or promoters and to the best of the Corporation's knowledge no investigations or proceedings for such purposes are pending or threatened; and

(k)        except as set out in the Public Record or herein, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option for the issue or allotment of any unissued common shares of the Corporation or any other security convertible or exchangeable for any such shares or to require the Corporation to purchase, redeem or otherwise acquire any of the issued or outstanding shares of the Corporation.

9.        Covenants of the Corporation

9.1        The Corporation hereby covenants with the Investor that it will offer, sell, issue and deliver the Securities pursuant to exemptions from the prospectus filing, registration or like requirements of Applicable Securities Laws and will fulfill all legal requirements required to be fulfilled by the Corporation (including without limitation, compliance with all Applicable Securities Laws ) in connection with the Offering.

9.2        The Corporation hereby covenants to the Investor that it shall give the Investor a right to participate in the Corporation's next equity or debt financing at an amount equal to the Principal amount subscribed for in this Agreement.

10.      Resale Restrictions and Legending of Securities

10.1      The Investor acknowledges that any resale of the Securities will be subject to resale restrictions contained in the Applicable Securities Laws applicable to the Corporation, the Investor or any proposed transferee. The certificates representing the Debentures will bear legends substantially in the following forms:

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE [Insert date that is four month and one day after the Closing Date], 2010.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509, ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET, ARE MET.

In addition, Warrants shall bear a legend substantially in the following form:

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE [Insert date that is four months and one day after the Closing Date], 2010.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509, ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET, ARE MET.

           Common Shares issued upon conversion of the Debenture(s) and the Warrant Shares shall bear legends substantially in the following forms:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE [Insert date that is four month and one day after the Closing Date], 2010.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509, ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET, ARE MET.

11.      Consent to the Disclosure of Information

11.1      The Investor acknowledges and consents to the release by the Corporation of certain information regarding the Investor's subscription, including the Investor's name, address, telephone number, email address, the principal amount of the Debenture(s) purchased, the number of Common Shares issuable on conversion of the Debenture(s), and the number of Warrants issued to the Investor, in compliance with securities regulatory policies to authorized regulatory authorities and the Investor waives, to the extent lawful, its rights under applicable privacy legislation.

12.      Investor's Consent to Correct and/or Complete Agreement

12.1      The Investor hereby consents to the Company, or its legal counsel, completing or correcting the Investor's information in this Subscription Agreement in such respects as may be reasonably required to finalize it.

13.      General

13.1      Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated after acceptance hereof by the Corporation except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

13.2      The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Subscription Agreement be reasonably required to carry out the terms of this Subscription Agreement.

13.3      This Subscription Agreement shall be subject to, governed by and construed in accordance with the laws of the State of Nevada and the Federal laws of the United States of America as applicable therein, and the Investor hereby irrevocably attorns to the jurisdiction of the Courts situate therein.

13.4      This Subscription Agreement may not be assigned by either party hereto.

13.5      The Corporation shall be entitled to rely on delivery of a facsimile copy of this Subscription Agreement delivered by any electronic means, and acceptance by the Corporation of a facsimile copy of this Subscription Agreement shall create a legal, valid and binding agreement between the Investor and the Corporation in accordance with its terms.

13.6      This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

13.7      This Subscription Agreement, including, without limitation, the representations, warranties, acknowledgements and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Investor notwithstanding the completion of the purchase of the Debenture(s) and the Warrants by the Investor pursuant hereto, and any subsequent disposition by the Investor of such Securities;

13.8      The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement;

13.9      Except as expressly provided in this Subscription Agreement, the schedules attached hereto, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Corporation, by the Investor, or by anyone else;

13.10    All monetary amounts herein are United States Dollars except where expressly noted by C$ (meaning Canadian dollars).

13.11    This Subscription Agreement supersedes and replaces any other agreement or negotiation between the parties in connection with an issuance of debentures by the Corporation.

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SCHEDULE A

TO THE OMNICITY CONVERTIBLE DEBENTURE SUBSCRIPTION AGREEMENT

CANADIAN ACCREDITED INVESTOR CERTIFICATE
(PLUS OTHER EXEMPTION CATEGORIES)

(For Investors who are: (1) subscribing for at least Cdn. $150,000; or (2) Accredited Investor (as defined in Canada))

Category 1: Cdn$150,000 Purchaser
☐	The Investor is resident in a jurisdiction of Canada and will have an aggregate acquisition cost of purchasing the Securities of not less than Cdn. $150,000.

Category 2: Accredited Investors

          The Investor certifies that it/he/she is an "accredited investor" as defined in National Instrument 45-106 Prospectus and Registration Exemptions1 (the "Instrument") by virtue of qualifying as one of more of the following. Please insert a checkmark in the bracketed area beside each applicable paragraph:

☒

(a)        an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

☐

(b)        an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(c) an individual who, either alone or with a spouse, has net assets of at least $5,000,000;
☐	(d) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

________________________
1 NI 45-106 defines the term (i) "financial assets" as cash or securities, (ii) "related liabilities" as liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets or liabilities that are secured by financial assets, (iii) "spouse" as, in relation to an individual, another individual to whom that individual is married and is not living separate and apart within the meaning of the Divorce Act (Canada) or is living and cohabiting within a marriage-like relationship, including a marriage-like relationship between persons of the same gender. Terms used herein which are defined in National Instrument 14-101 (the "National Instrument") as adopted by the Commissions have the meaning given to them in the National Instrument and terms used herein which are defined in the Securities Act (British Columbia) have the meaning given to them in such Act. Reference should be made to the Instrument itself for the complete text of the Instrument, including other definitions, and to the Companion Policy to the Instrument for matters of interpretation and application.

☐

(e)        a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(f) a Canadian financial institution, or a Schedule III bank;
☐	(g) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
☐

(h)        a subsidiary of any person referred to in paragraphs (f) or (g), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐

(i)        a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(j) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (i);
☐	(k) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;
☐

(l)        a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

☐	(m) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
☐	(n) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
☐	(o) an investment fund that distributes or has distributed its securities only to
(i) a person that is or was an accredited investor at the time of the distribution;
(ii) a person that acquires or acquired securities in the circumstances referred to in Sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds] of NI 45-106; OR
(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under Section 2.18 [Investment fund reinvestment] of NI 45-106;

☐

(p) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐

(q) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(r) a person acting on behalf of a fully managed account managed by that person, if that person
	(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and
	(ii)	in Ontario, is purchasing a security that is not a security of an investment fund;
☐

(s) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(t) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (f) to (i) or paragraph (n) in form and function;
☐	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; OR
☐	(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as
	(i)	an accredited investor; or
	(ii)	an exempt purchaser in Alberta or British Columbia after NI 45-106 comes into force;

and for purposes hereof, words and phrases which are used in this Representation Letter and which are defined in NI 45-106 shall have the meaning ascribed thereto in NI 45-106.

Dated: December 24, 2009	"Richard H. Reahard"
Signature of the Investor or authorized signatory of the Investor Richard H. Reahard
Name of Investor 1813 Braeburn Drive, Carmel, IN 46032
Address of Investor

__________

SCHEDULE B

TO THE OMNICITY CONVERTIBLE DEBENTURE SUBSCRIPTION AGREEMENT

ACCREDITED INVESTOR CERTIFICATE OF U.S. PERSON

This form must be completed by United States investors.

          A "United States investor" is any person in the United States or any "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended. This will include (a) any natural person resident in the United States; (b) any partnership or corporation organized or incorporated under the laws of the United States; (c) any trust of which any trustee is a U.S. person; (d) any partnership or corporation organized outside the United States by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act of 1933, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; (e) any estate of which any executor or administrator is a U.S. person.

          The Investor covenants, represents and warrants to Omnicity Corp. (the "Corporation") that:

(a)       it understands that the Debenture(s) and the Warrants (herein the "Securities") have not been and will not be registered under the U.S. Securities Act and that the sale contemplated hereby is being made in reliance on the exemption from such registration requirement provided by Rule 506 of Regulation D;

(b)        it acknowledges that it has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(c)        it understands and agrees that there may be material tax consequences to the Investor of an acquisition, disposition or exercise of any of the Securities;

(d)        it understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Securities will bear restrictive legends in customary form;

(e)        it consents to the Corporation making a notation on its records or giving instruction to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described herein;

(f)        if an individual, it is a resident of the state or other jurisdiction listed in its address on the signature page of the Subscription Agreement, or if the Investor is not an individual, the office of the Investor at which the Investor received and accepted the offer to purchase the Securities is the address listed on the signature page of the Subscription Agreement.

(g)        it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

(h)        the Corporation has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

(i)        it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

(j)        if it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless

(i)        the sale is to the Corporation;

(ii)        the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)        the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or

(iv)        the Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and, in the case of clauses (ii) or (iv) above, it has prior to such sale furnished to the Corporation an opinion of counsel or other evidence of exemption in form and substance reasonably satisfactory to the Corporation;

(k)        It is an "accredited investor" as defined in Regulation D by virtue of satisfying one or more of the categories indicated below (please place your initials on the appropriate line(s)):

______	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
______	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

______	Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or
______	Category 4.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or
______	Category 5.	An investment company registered under the Investment Corporation Act of 1940; or
______	Category 6.	A business development company as defined in Section 2(a)(48) of the Investment Corporation Act of 1940; or
______	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or
______	Category 8.

A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000; or

______	Category 9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

______	Category 10.	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or
______	Category 11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000; or

☒	Category 12.	A director, executive officer or general partner of the Corporation; or
______	Category 13.	A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds US$1,000,000; or

______	Category 14.

A natural person who had an individual income in excess of US$200,000 in each year of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

______	Category 15.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

______	Category 16.	An entity in which each of the equity owners meets the requirements of one of the above categories.

December 24, 2009
Date

"Richard H. Reahard"
Duly authorized signatory for Investor

Richard H. Reahard
(Print name of Investor)

__________

SCHEDULE C

FORM OF DEBENTURE

See the attached form of Debenture

SCHEDULE D

FORM OF WARRANT

See the attached form of Warrant

__________